THE
                                    OLSTEIN
                                     FUNDS

                                      THE
                                    OLSTEIN
                                   FINANCIAL
                                     ALERT
                                      FUND

                                 ANNUAL REPORT
                                August 31, 2000

President's Message                                             October 3, 2000

                           WHY WE DO OUR OWN RESEARCH

Dear Shareholders:

My belief has always been that long-term performance in the stock market is highly correlated with error avoidance. The table below highlights, on a quarterly basis, how a hypothetical shareholder who subscribed to our philosophy of analyzing downside risk before considering upside potential would have performed by investing $10,000 at the Fund's inception (assumes all dividends were reinvested and no shares were redeemed).

                    VALUE OF SHARES                       VALUE OF SHARES
                   OWNED, IF INITIAL                     OWNED, IF INITIAL
                    INVESTMENT WAS                         INVESTMENT WAS
      DATE              $10,000              DATE             $10,000
      ----         -----------------         ----        -----------------
     9/21/95           $10,000              3/31/98           $19,851
     9/30/95            10,010              6/30/98            18,468
    12/31/95            10,261              9/30/98            15,499
     3/31/96            10,882             12/31/98            19,788
     6/30/96            11,462              3/31/99            20,717
     9/30/96            11,713              6/30/99            25,365
    12/31/96            12,760              9/30/99            23,675
     3/31/97            13,327             12/31/99            26,692
     6/30/97            14,602              3/31/00            28,170
     9/30/97            17,250              6/30/00            28,899
    12/31/97            17,205              9/30/00            30,596

    Past performance does not guarantee future results. The above chart pertains to the Fund's Class C shares, and assumes no redemptions. Redemptions of Class C shares may be subject to a contingent deferred sales charge ("CDSC") if made within two years of investment. The Fund's Class C share average annual return from inception, and for the five-year and one-year periods ended 9/30/00, assuming deduction of the Fund's maximum CDSC of 2.5% for the one-year period was 24.88%, 25.04%, and 26.73% respectively. The principal value and return of an investment in the Fund may fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original purchase price.

As a sports fan, my error avoidance philosophy was shaped by my many years of following college football. As a young Michigan State University student in the early 1960's, my alma mater was recognized for its great football teams (the mathematics department was not so bad either). We never lost to Notre Dame, and the University of Michigan could not beat us either. However, there was one football team that always finished ahead of us in the polls, the Ohio State Buckeyes. The press called the Buckeyes boring, yet they would always beat us. Ohio State's Head Coach, Woody Hayes, was known for his "three yards and a cloud of dust" style of football. Woody would recruit big bruising fullbacks, such as Matt Snell of New York Jets Super Bowl fame, who carried the ball on every play picking up three or four yards at a time, and rarely fumbled the ball. Furthermore, Ohio State's defense was solid, making the football game rather boring. Nonetheless, Ohio State was a consistent winner. Similarly, throughout sports history, the champions were usually the best defensive teams, not the most exciting offensive teams.

Strong defenses may not win all the time (or be the most exciting teams to watch), but defensive teams win most of the time. Much like Woody Hayes' defensive style of football, we methodically analyze a company and are not looking to win quickly. Our research staff must discuss a company's downside risk (separate and apart from stock market risk) for any company being considered for the Fund's portfolio, before considering upside potential. The discussion of downside risk must include such factors as cash flow, debt structure, accounting and reporting practices, an inferential analysis of all footnotes and SEC filings, and a comparative analysis of three years of shareholder letters to determine the veracity of management.

ROADBLOCKS TO UNBIASED INFORMATION

Despite the importance of error avoidance to long-term performance, few research reports emanating from the big Wall Street brokerage houses discuss the importance of downside risk. In fact, less than 1% of the research reports published on Wall Street are sell recommendations. Why is there a lack of negative information disseminated by Wall Street firms when we believe error avoidance is more important to long-term performance than selecting big winners? Let's look at the four conflicts of interest that prevent investors from receiving unbiased information from Wall Street.

  1) Management - The industry analysts are too dependent on a company's management for their information. Management attempts to place a positive spin on their company and usually puts its best foot forward. It is to management's advantage to keep their company's stock price high for various purposes including personal compensation, stock options, and financing. During my 33 years in the research profession, I have yet to hear management warn of an existing problem, that if not resolved, would result in a dramatic drop in their stock's price. Rarely have we encountered management who stated that their company's stock was overvalued.

  2) Accountants - Although accountants are technically hired by a company's Board of Directors, in reality the accountants answer to management. Accountants hide behind Generally Accepted Accounting Principles (GAAP), but in many cases GAAP and economic reality can be worlds apart. It is crucial to look behind the numbers in today's "accounting generated" earnings market where it has become more important to pay for cash flow, than the cleverness of a company's accounting department. Throughout my career, the analytical community has paid little attention to corporate reporting practices. We believe our ability to perform an inferential look behind the numbers, combined with our awareness of the importance of understanding accounting (the language of business) are important advantages that help the Fund achieve its objective of long-term capital appreciation.

  3) Analysts - Industry analysts need to communicate with management, otherwise it would be difficult to follow an industry. Analysts fear loss of management contact and repercussions from institutional holders of a stock if they dispense negative information about a company. Many analysts just repeat what a company tells them, and are afraid to stand on their own. I know of several examples of negative repercussions for analysts who contradicted management's rosy view of operations, by issuing sell recommendations or lowering investment ratings. The analyst who predicted Dell's sales slowdown received bomb threats, and the analyst who correctly predicted Boston Chicken's downfall was eliminated from subsequent conference calls and company meetings. Donald Trump allegedly harassed the employer of the analyst who questioned the future of Mr. Trump's casino company.

  4) Investment Banking - The major brokerage firms on Wall Street housing large research departments also have substantial investment banking departments. In most cases, an investment banking department is the firm's key profit center and generates significant fees from corporate clients. The investment bankers fear the loss of these fees should their research department negatively critique one of their client's stocks. In addition, the SEC's conflict of interest rules restrict brokerage houses that are participating in a company's underwriting from making recommendations or estimates on that stock during the underwriting period. Yet, the prospectus provides detailed information which can provide an analyst with valuable insight about a company's future prospects. The Internet analyst from Morgan Stanley dubbed "The Queen of the Internet" has had unwavering support for Amazon.com during a period in which the stock has experienced a meteoric rise and then a significant fall from its peak. Amazon.com had a $40 billion market capitalization at its peak price of $113 per share in December 1999. Amazon.com at its current price of $26 a share is capitalized at $8 billion. In 1998 the Morgan Stanley analyst originally predicted a $53 million loss for Amazon.com in 1999, which turned out to be $390 million; yet, her support for the stock never wavered. Since 1998, Morgan Stanley earned tens of millions of dollars in fees from Amazon.com as the firm raised $2 billion for the on-line bookseller. One may conclude that it was worth having an unwavering positive opinion on Amazon.com despite the continuing earnings disappointments and mounting losses.

Because of the conflicts of interest that set up roadblocks to receiving unbiased information, we refer to Wall Street research only to help us gather industry data, product information and to assess what information and opinions the public is receiving. When the conclusions of the Wall Street analysts (which serve as a basis for the decisions made by institutions and the general public) differ from our opinions, it often presents opportunities for the Fund to purchase or sell securities at what we believe are attractive prices.

EXAMPLES OF WHY WE DO OUR OWN RESEARCH

The recent chain of events with Lucent Technologies is a prime example of why we perform our own research. Wall Street analysts were falling all over each other to recommend Lucent Technologies as a play on the significant build-up taking place in the Internet and telecommunications infrastructure. On the surface, the former AT&T subsidiary would have appeared to be a prime candidate for the Fund's portfolio. However, after performing a detailed analysis of Lucent's financial statements, our conclusion was that not only was the stock highly overvalued on reported earnings, but we had several questions with regard to the quality of Lucent's earnings. Beginning in March 1999, in interviews on CNBC, the New York Times and Barron's, I continued to question Lucent's growing receivables relative to sales, excessive inventories, customer financing, continuing non-recurring write-offs, reserve reversals, high levels of pension income, declining backlogs, and acquisition generated sales and earnings. Our warning not only fell on deaf ears but was also the subject of intense criticism. From the date of our first interview (March 1999), the stock went on to appreciate almost 30%. In January 2000, the other shoe finally dropped. After Lucent announced its first downside earnings alert (two other negative announcements have occurred since then), the stock dropped 75% from its high in January 2000, and is still down 60% from our first warning. The nine months after our first warning, during which Lucent's stock continued to climb, was lonely. However, when the problems at Lucent became apparent, the subsequent decline was rapid and steep.

Conseco, the faltering insurance and financial services company, is another outstanding example of why we do our own research, and do not rely on Wall Street analysts. Conseco piled acquisition upon acquisition to build itself into a life and health insurance powerhouse, financed with $10 billion in debt. Just two years ago, Conseco's stock hit a high of about $58 per share. As is usually the case with companies that grow by acquisition, Conseco strayed too far from its basic business to keep the momentum going. Conseco did not perform adequate due diligence in its acquisition of Green Tree Financial (a lender specializing in manufactured housing financing) for $6 billion. From the date of this ill-conceived acquisition, Conseco's finances and stock price eroded steadily. However, more than a dozen Wall Street analysts kept their strong buy recommendations. Many in the Wall Street community based their bullish outlooks on management's optimistic view of growth that was anticipated at Green Tree. However, a careful, objective look behind the numbers would have alerted investors to potential problems with management's rosy outlook. Questions arose about overvaluation of Green Tree's loans and the ability to expand the lending operation without encountering cash flow problems. As time progressed, doubts began to emerge about the viability of Conseco's business plans and forecasts. Although Conseco had a reported book value of over $16 per share, when one removed goodwill (an intangible asset representing the premium over book value paid for another company in an acquisition) and capitalized marketing costs, actual book value sunk to a negative $9.12 a share. Other warning signs were also flashing. There were inter-company dealings of a questionable nature among Conseco's subsidiaries and the parent company. In addition, there were guaranteed loans by the parent company for officers to purchase Conseco stock and fees paid to the parent company for managing the affiliates' bond portfolios. Furthermore, securities of uncertain value were being sold to the insurance subsidiaries by the parent company in an effort to move cash from the subsidiaries to the parent company for additional acquisitions.

The stock has subsequently fallen to $6.00 a share and Conseco's former CEO, Steven Hilbert, has been ousted. During Conseco's miraculous rise, the press made allegations of misleading accounting, yet Wall Street paid little attention to the negative information. The story is hard to believe but it gets even better. Conseco's Board voted Mr. Hilbert a $53 million severance payment, a $23 million loan to cover margin calls on his Conseco stock (Hilbert owed $181 million on stock worth only $43 million) and paid a former GE executive $50 million in cash up front to help salvage the company. A former corporate raider who purchased Conseco stock, recently ran a full-page advertisement in the Wall Street Journal asking investors to squeeze short sellers. Perhaps the Board and the corporate raider should have used the money spent on Mr. Hilbert's severance payment and the Wall Street Journal ad to secure Reggie Miller's contract with the Indiana Pacers. During the Hilbert regime, Conseco also paid significant dollars to rename the Indiana Pacers' arena to the "Conseco Field House."

The examples above illustrate why it is necessary for us to do our own, unbiased research. There were numerous warning signs at Lucent and Conseco that should have been addressed by the Wall Street analytical community. However, these alerts were ignored as analysts were focused on protecting their relationships with management, rather than protecting the average investor from a potential loss. The Fund did not participate in the significant up moves in Lucent and Conseco, but we were not there for the precipitous falls either. Wall Street research cannot help us with risk evaluation and error avoidance because of the previously mentioned conflicts that prevent unbiased information from surfacing in research reports. Thus, we will continue to do our own research, concentrating on looking behind the numbers to assess risk before looking at upside potential. Our objective of above-average performance has a better chance of being realized if we can ferret out potential problems before they become apparent to the general public.

OUR RESEARCH TEAM

I believe our research team is the finest on Wall Street and has received intense training in cash flow analysis, inferential reasoning and screening, and the meaning of the word "risk". Sean Reidy (associate portfolio manager and research director) has been with me for nine years. Research analysts Eric Heyman and Randy Fontanilla have been with the firm for six years and two years respectively. We recently hired Victor Cunningham, a CPA and CFA who has eight years of experience. Erik Olstein and Michael Luper have been with me for eight years. Erik runs the company from a business and marketing perspective and helps with our portfolio strategy. Michael Luper, CPA, is our resident accounting expert who helps to research potential short sales. He is also our controller and oversees our operations. Camille Valente has been with the firm for six years, and manages our research library.

OUR PORTFOLIO AND HOW WE SEE THE FUTURE

The following is our view of the next year:

  1) Excess cash flow, internal earnings growth, multiples of book value, analyzing financial statements and footnotes and two year stock price horizons will be valued.

  2) Big write-offs, serial acquisitions, multiples of revenues, touting quarterly earnings, and two-day stock price horizons will not be valued.

  3) The NASDAQ Composite Index will under-perform the other averages due to its components (Cisco, Yahoo, etc). Slower growth than expected in the telecommunications area will disappoint high price/earnings ratio investors. The fabulous five, (Cisco, EMC, Sun Microsystems, Oracle and JDS Uniphase), which may be great companies, should under-perform the averages until they can grow sufficient cash flow to substantiate their current valuations.

  4) Disassociation between stocks and the company's fundamentals underlying the stock disappears.

  5) Takeover activity of old line companies continues to accelerate, and the disequilibrium between new technology and old economy narrows to realistic levels (see the Fund's portfolio and our comments below).

  6) Profits become more valuable than losses.

  7) Businesses become more valuable than business plans.

We believe that the Fund's portfolio is properly structured to take advantage of the environment that we foresee over the next few years and as always, incorporates our discounted cash flow methodology of valuation, in conjunction with our emphasis on risk analysis first.

The Fund's portfolio continues to be a mix of conventional old economy companies, such as J. C. Penney, Maytag, Boise Cascade, Ethan Allen, Furniture Brands, Mattel and Winnebago and the new economy stocks such as Charles River Laboratories, National Semiconductor, LSI Logic, International Rectifier, and American Power Conversion. All of these companies generate excess cash flow, sell at discounts to our calculation of private market value, and usually have some sort of negative psychology surrounding the company. Negative psychology can create opportunities for the Fund to purchase outstanding companies at what we believe are discounted prices. These companies cut across all investment disciplines but are tied together by our ability to read financial statements, and look away from what we believe is temporary short sightedness. One company which illustrates our thought process is Charles River Laboratories. The bio-tech revolution is capturing the imagination of all investors. We agree that the future of biotech companies is exciting, but we prefer to play the biotech revolution with a concern for valuation. Charles River provides genetically altered animals, such as mice, to pharmaceutical and biotech companies allowing these companies to engage in drug discovery and genome research. Charles River generates strong cash flow, has predictable earnings and sells at a discount to our calculation of private market value.

It has been a great five years, and we look forward to celebrating the next five years with our shareholders. Our money is invested alongside yours, and it is our strong belief that we work for our shareholders.

Very truly yours,

/s/Robert A. Olstein

Robert A. Olstein
President

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S CLASS C INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/00. THE LINE CHART DOES NOT REFLECT ANY APPLICABLE CDSC REDEMPTION FEES.

                  OLSTEIN FINANCIAL ALERT                 LIPPER MID CAP
        DATE           FUND - CLASS C         S&P 500      VALUE INDEX
        ----           --------------         -------      -----------
      9/21/95             $10,000             $10,000        $10,000
      8/31/96             $11,222             $11,353        $10,770
      8/31/97             $16,116             $15,968        $13,457
      8/31/98             $14,612             $17,260        $12,865
      8/31/99             $24,547             $24,133        $18,574
      8/31/00             $30,596             $28,072        $22,107

                          AVERAGE ANNUAL TOTAL RETURN
                          ---------------------------
                                               1 YEAR       INCEPTION
                                               ------       ---------
Olstein Financial Alert - Class C*<F1>         22.14%         25.34%
Lipper Mid Cap Value Index**<F2>               19.02%         17.38%
S&P 500***<F3>                                 16.32%         23.18%

  *<F1> Assumes reinvestment of dividends and capital gains. Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a "net return." Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
 **<F2> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F3> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

 COMPARISON OF THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT FROM THE FUND'S ADVISER CLASS INCEPTION THROUGH THE FISCAL YEAR END OF 8/31/00.

                  OLSTEIN FINANCIAL ALERT                 LIPPER MID CAP
        DATE        FUND - ADVISER CLASS      S&P 500      VALUE INDEX
        ----        --------------------      -------      -----------
      9/21/99             $10,000             $10,000        $10,000
      8/31/00             $12,517             $11,491        $12,038

                            CUMULATIVE TOTAL RETURN
                            -----------------------
                                                     SEPTEMBER 21, 1999+<F4>
                                                     THROUGH AUGUST 31, 2000
                                                     -----------------------
Olstein Financial Alert - Adviser Class*<F5>                  25.17%
Lipper Mid Cap Value Index**<F6>                              20.38%
S&P 500***<F7>                                                14.91%

  +<F4>   Commencement of operations.
  *<F5> Assumes reinvestment of dividends and capital gains. Past performance is not necessarily indicative of future results. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.
 **<F6> Lipper Mid Cap Value Index return does not reflect reinvested dividends and does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."
***<F7> S&P 500 return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a "gross return."

Schedule of Investments                                          August 31, 2000

                                                     Shares         Value
                                                     ------         -----
COMMON STOCKS - 80.3%

 AEROSPACE - 0.4%
   Herley Industries, Inc. *<F8>                     110,200     $  2,031,812
                                                                 ------------

 AUTOS & TRUCKS - 2.8%
   Cummins Engine Company, Inc.                       73,300        2,602,150
   Delphi Automotive Systems
     Corporation                                     407,135        6,692,282
   Thor Industries, Inc.                             195,100        4,548,269
                                                                 ------------
                                                                   13,842,701
                                                                 ------------

 BANKING - 0.5%
   Citigroup Inc.                                     42,667        2,490,667
                                                                 ------------

 BUILDING & HOUSING - 2.7%
   Drew Industries Incorporated *<F8>                 60,900          426,300
   Fleetwood Enterprises, Inc.                       370,200        5,067,112
   Simpson Manufacturing
     Co., Inc. *<F8>                                 116,100        5,456,700
   Skyline Corporation                               106,100        2,347,463
                                                                 ------------
                                                                   13,297,575
                                                                 ------------

 BUSINESS MACHINES & SOFTWARE - 2.9%
   Computer Network Technology
     Corporation *<F8>                               246,200        4,924,000
   General Magic, Inc. *<F8>                       1,310,000        9,210,937
                                                                 ------------
                                                                   14,134,937
                                                                 ------------

 BUSINESS SERVICES - 0.6%
   Kelly Services, Inc. - Class A                    124,800        2,886,000
                                                                 ------------

 CHEMICALS - 0.5%
   A. Schulman, Inc.                                 184,000        2,219,500
                                                                 ------------

 COMMUNICATIONS & MEDIA - 2.3%
   Cablevision Systems
     Corporation - Class A *<F8>                      44,000        2,959,000
   USA Networks, Inc. *<F8>                          230,500        5,546,406
   Viacom Inc. - Class B *<F8>                        41,230        2,775,294
                                                                 ------------
                                                                   11,280,700
                                                                 ------------

 CONSUMER PRODUCTS - 8.9%
   American Greetings
     Corporation - Class A                           389,000        7,245,125
   Callaway Golf Company                             160,000        2,310,000
   Fortune Brands, Inc.                              169,500        4,322,250
   Gemstar-TV Guide
     International, Inc. *<F8>                       121,584       10,972,956
   Mattel, Inc.                                      955,000        9,430,625
   Maytag Corporation                                249,300        9,504,563
                                                                 ------------
                                                                   43,785,519
                                                                 ------------

 DIVERSIFIED MANUFACTURING - 1.0%
   Trinity Industries, Inc.                          248,000        4,805,000
                                                                 ------------

 DRUGS - 2.4%
   American Home Products
     Corporation (1)<F9>                             135,400        7,336,988
   Charles River Laboratories
     International, Inc. *<F8>                       115,900        3,180,006
   Diversa Corporation *<F8>                          50,500        1,439,250
                                                                 ------------
                                                                   11,956,244
                                                                 ------------

 ELECTRICAL EQUIPMENT - 4.0%
   American Power Conversion
     Corporation *<F8>                               211,100        5,026,819
   Brady Corporation - Class A                        74,700        2,161,631
   Diebold, Incorporated                             186,300        5,262,975
   Emerson Electric Co.                               74,000        4,897,875
   Veeco Instruments Inc. *<F8>                       26,600        2,384,025
                                                                 ------------
                                                                   19,733,325
                                                                 ------------

 ELECTRONICS - 3.0%
   CTS Corporation                                   117,600        6,034,350
   Harman International Industries,
     Incorporated (1)<F9>                            101,000        7,751,750
   Methode Electronics, Inc. -
     Class A                                          14,700          883,838
                                                                 ------------
                                                                   14,669,938
                                                                 ------------

 ENTERTAINMENT & LEISURE - 0.9%
   Metro-Goldwyn-Mayer Inc. *<F8>                     53,000        1,358,125
   Park Place Entertainment
     Corporation *<F8>                               203,000        2,981,563
                                                                 ------------
                                                                    4,339,688
                                                                 ------------

 FINANCIAL SERVICES - 4.4%
   The Dun & Bradstreet
     Corporation                                      59,500        1,963,500
   The John Nuveen Company -
     Class A                                          88,000        3,993,000
   Paine Webber Group Inc.                           132,900        9,502,350
   PNC Financial Services Group                      100,500        5,923,219
                                                                 ------------
                                                                   21,382,069
                                                                 ------------

 FOOD, BEVERAGES & TOBACCO - 0.2%
   Interstate Bakeries
     Corporation                                      67,300        1,207,194
                                                                 ------------

 FURNITURE & FIXTURES - 7.0%
   American Woodmark
     Corporation                                     170,400        3,951,150
   CompX International, Inc. *<F8>                   139,300        3,160,369
   Ethan Allen Interiors Inc.                        280,150        7,546,541
   Furniture Brands
     International, Inc. *<F8>                       332,900        5,368,012
   La-Z-Boy Incorporated                             154,400        2,480,050
   Shaw Industries, Inc.                             563,200        7,004,800
   Stanley Furniture
     Company, Inc. *<F8>                             167,000        4,529,875
                                                                 ------------
                                                                   34,040,797
                                                                 ------------

 HEALTHCARE SERVICES & SUPPLIES - 0.7%
   Humana Inc. *<F8>                                 404,800        3,466,100
                                                                 ------------

 INSURANCE - 2.5%
   The Allstate Corporation                           80,000        2,325,000
   CIGNA Corporation                                  22,000        2,139,500
   LandAmerica Financial
     Group, Inc.                                     309,300        7,867,819
                                                                 ------------
                                                                   12,332,319
                                                                 ------------

 MACHINERY - INDUSTRIAL - 5.1%
   Ampco-Pittsburgh Corporation                      119,500        1,374,250
   Baldor Electric Company                           126,600        2,484,525
   Cascade Corporation                                70,300          949,050
   CLARCOR Inc.                                       51,000        1,051,875
   Kaydon Corporation                                309,700        6,832,756
   The Manitowoc Company, Inc.                       124,800        2,862,600
   SatCon Technology
     Corporation *<F8>                                63,600        2,202,150
   Tecumseh Products Company                          42,400        1,643,000
   Tecumseh Products Company -
     Class A                                          34,500        1,371,375
   Zebra Technologies
     Corporation - Class A *<F8>                      82,100        4,433,400
                                                                 ------------
                                                                   25,204,981
                                                                 ------------

 MARKETING - 0.9%
   ValueVision International, Inc. -
     Class A *<F8>                                   149,500        4,382,219
                                                                 ------------

 METALS & MINERALS - 1.2%
   AK Steel Holding Corporation                      530,000        5,763,750
                                                                 ------------

 OIL & GAS SERVICES - 4.6%
   ENSCO International
     Incorporated                                     40,000        1,595,000
   Rowan Companies, Inc. *<F8>                       233,500        7,238,500
   Santa Fe International
     Corporation                                     116,900        4,595,631
   Tesoro Petroleum Corporation *<F8>                508,400        4,893,350
   UTI Energy Corp. *<F8>                            109,800        4,090,050
                                                                 ------------
                                                                   22,412,531
                                                                 ------------

 PAPER & FOREST PRODUCTS - 1.9%
   Boise Cascade Corporation                         318,000        9,500,250
                                                                 ------------

 PRINTING & PUBLISHING - 1.0%
   The New York Times
     Company - Class A                                17,000          666,187
   The Reader's Digest
     Association, Inc. - Class B                     121,400        4,218,650
                                                                 ------------
                                                                    4,884,837
                                                                 ------------

 RAILROADS - 0.4%
   Florida East Coast Industries, Inc.                47,200        2,059,100
                                                                 ------------

 RESTAURANTS - 1.5%
   Outback Steakhouse, Inc. *<F8>                     65,200        1,495,525
   Wendy's International, Inc.                       300,000        5,662,500
                                                                 ------------
                                                                    7,158,025
                                                                 ------------

 RETAIL & WHOLESALE TRADE - 7.1%
   Brookstone, Inc. *<F8>                             94,700        1,237,019
   Costco Wholesale Corporation                       85,000        2,927,187
   Federated Department
     Stores, Inc. *<F8>                               95,000        2,624,375
   J. C. Penney Company, Inc.                        885,000       12,390,000
   Ross Stores, Inc.                                 269,000        4,068,625
   The Stride Rite Corporation                       906,500        5,439,000
   The TJX Companies, Inc.                           313,000        5,888,312
                                                                 ------------
                                                                   34,574,518
                                                                 ------------

 SAVINGS & LOAN - 0.2%
   Brookline Bancorp, Inc.                            70,500          832,781
                                                                 ------------

 SEMICONDUCTORS - 1.5%
   American Superconductor
     Corporation *<F8>                                84,000        3,564,750
   National Semiconductor
     Corporation *<F8>                                90,000        4,005,000
                                                                 ------------
                                                                    7,569,750
                                                                 ------------

 TELECOMMUNICATIONS SERVICES - 3.4%
   AT&T Corp.                                         50,000        1,575,000
   Motorola, Inc.                                    152,000        5,481,500
   Tellabs, Inc. *<F8>                                64,500        3,624,094
   WorldCom, Inc. *<F8>                              166,000        6,059,000
                                                                 ------------
                                                                   16,739,594
                                                                 ------------

 TEXTILES & APPAREL - 1.2%
   V. F. Corporation                                 103,700        2,372,137
   The Wet Seal, Inc. - Class A *<F8>                243,900        3,414,600
                                                                 ------------
                                                                    5,786,737
                                                                 ------------

 TRANSPORTATION EQUIPMENT - 1.2%
   Arkansas Best Corporation *<F8>                   405,700        6,110,856
                                                                 ------------

 TRAVEL & RECREATION - 1.1%
   Winnebago Industries, Inc.                        416,700        5,338,969
                                                                 ------------

 US ROYALTY TRUSTS - 0.3%
   Texas Pacific Land Trust                           32,500        1,287,812
                                                                 ------------

       TOTAL COMMON STOCKS
         (Cost $340,347,892)                                      393,508,795
                                                                 ------------

SHORT-TERM INVESTMENTS  - 18.1%
 MUTUAL FUNDS - 0.2%
   Firstar Institutional Money
     Market Fund                                   1,040,192        1,040,192
                                                                 ------------

                                                 Principal
                                                  Amount
                                                  ------
 U.S. GOVERNMENT AGENCY
   OBLIGATIONS - 17.9%
   Federal Home Loan Bank:
     0.00%, 9/01/2000                            $20,400,000       20,400,000
     6.30%, 9/08/2000                             26,600,000       26,567,415
     6.32%, 9/13/2000                             17,800,000       17,762,501
   Sallie Mae:
     0.00%, 9/01/2000                             10,000,000       10,000,000
     6.20%, 9/06/2000                             12,700,000       12,689,064
                                                                 ------------
       TOTAL U.S. GOVERNMENT
         AGENCY OBLIGATIONS                                        87,418,980
                                                                 ------------
       TOTAL SHORT- TERM INVESTMENTS
         (Cost $88,459,172)                                        88,459,172
                                                                 ------------
TOTAL INVESTMENTS - 98.4%
 (COST $428,807,064)                                              481,967,967
                                                                 ------------
SECURITIES SOLD SHORT - (0.4%)
 (PROCEEDS $2,309,008)                                             (2,121,094)
                                                                 ------------
OTHER ASSETS, LESS
  LIABILITIES - 2.0%                                                9,862,521
                                                                 ------------
NET ASSETS - 100.0%                                              $489,709,394
                                                                 ------------
                                                                 ------------

  *<F8>   Non-income producing security.
(1)<F9> All or a portion of the securities have been committed as collateral for open short positions.

    The accompanying notes are an integral part of the financial statements.

Schedule of Securities Sold Short                                August 31, 2000

                                                     Shares           Value
                                                     ------           -----
SECURITIES SOLD SHORT
 WHOLESALE & RETAIL TRADE
   Boston Chicken, Inc.                               39,000       $      390
   Einstein/Noah Bagel Corp.                         148,283           10,380
   Just For Feet, Inc.                                 3,500              105
                                                                   ----------
                                                                       10,875
                                                                   ----------

 FINANCIAL SERVICES
   Conseco, Inc.                                     250,100        2,110,219
                                                                   ----------
       TOTAL SECURITIES SOLD SHORT
         (PROCEEDS $2,309,008)                                     $2,121,094
                                                                   ----------
                                                                   ----------

    The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities                              August 31, 2000

ASSETS:
  Investments, at value (cost $428,807,064)                        $481,967,967
  Cash                                                                   19,338
  Receivable from broker for proceeds on securities sold short        3,455,359
  Receivable for investments sold                                    11,394,058
  Capital shares sold                                                 1,356,584
  Dividends and interest receivable                                     556,413
  Other assets                                                           18,872
                                                                   ------------
         Total Assets                                               498,768,591
                                                                   ------------

LIABILITIES:
  Securities sold short, at value (proceeds of $2,309,008)            2,121,094
  Payable for securities purchased                                    5,291,855
  Capital shares redeemed                                               222,615
  12b-1 fee payable                                                     768,788
  Payable to Adviser                                                    401,867
  Accrued expenses and other liabilities                                252,978
                                                                   ------------
         Total Liabilities                                            9,059,197
                                                                   ------------
NET ASSETS                                                         $489,709,394
                                                                   ------------
                                                                   ------------

NET ASSETS CONSIST OF:
  Capital stock                                                    $362,644,428
  Accumulated undistributed net realized gain on investments
    sold and securities sold short                                   73,716,149
  Net unrealized appreciation on:
    Investments                                                      53,160,903
    Short positions                                                     187,914
                                                                   ------------
         Total Net Assets                                          $489,709,394
                                                                   ------------
                                                                   ------------

CLASS C:
  Net Assets                                                       $465,651,829
  Shares outstanding of beneficial interest, $0.001 par value        27,767,527

  Net asset value and offering price per share                           $16.77
                                                                         ------
                                                                         ------

ADVISER CLASS:
  Net Assets                                                        $24,057,565
  Shares outstanding of beneficial interest, $0.001 par value         1,424,275

  Net asset value and offering price per share                           $16.89
                                                                         ------
                                                                         ------

    The accompanying notes are an integral part of the financial statements.

Statement of Operations

                                                                    For the
                                                                  year ended
                                                                August 31, 2000
                                                                ---------------
INVESTMENT INCOME:
  Interest income                                                 $ 3,347,487
  Dividend income                                                   3,818,771
                                                                  -----------
         Total investment income                                    7,166,258
                                                                  -----------

EXPENSES:
  Investment management fee                                         4,076,772
  Distribution expense - Class C                                    3,974,876
  Distribution expense - Adviser Class                                 25,145
  Administration fee                                                  264,075
  Shareholder servicing and accounting costs                          212,447
  Custody fees                                                         62,823
  Federal and state registration                                       92,165
  Professional fees                                                    59,896
  Reports to shareholders                                              18,949
  Trustees' fees and expenses                                          19,529
  Amortization of organization costs                                   18,374
  Other                                                                42,825
                                                                  -----------
         Total expenses before dividends on short positions         8,867,876
         Dividends on short positions                                   8,320
                                                                  -----------
         Total expenses                                             8,876,196
                                                                  -----------
         Net investment loss                                       (1,709,938)
                                                                  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on:
    Long transactions                                              82,074,948
    Short transactions                                             (1,922,827)
  Change in unrealized appreciation/depreciation on:
    Investments                                                    15,008,292
    Short positions                                                (1,237,126)
                                                                  -----------
  Net realized and unrealized gain on investments                  93,923,287
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $92,213,349
                                                                  -----------
                                                                  -----------

    The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

                                                  For the           For the
                                                 Year Ended       Year Ended
                                              August 31, 2000   August 31, 1999
                                              ---------------   ---------------
OPERATIONS:
  Net investment loss                           $ (1,709,938)    $ (2,119,297)
  Net realized gain (loss):
      Long transactions                           82,074,948       63,995,109
      Short transactions                          (1,922,827)       1,504,296
      Equity contracts                                    --        9,212,494
  Change in unrealized
    appreciation/depreciation on:
      Investments                                 15,008,292       66,371,430
      Short positions                             (1,237,126)      (2,053,176)
                                                ------------     ------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                       92,213,349      136,910,856

DISTRIBUTIONS TO CLASS C SHAREHOLDERS
  FROM NET REALIZED GAINS                        (74,684,260)     (12,016,817)
                                                ------------     ------------
DISTRIBUTIONS TO ADVISER CLASS
  SHAREHOLDERS FROM NET REALIZED GAINS               (61,597)              --
                                                ------------     ------------
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS (NOTE 6)               123,084,994       19,939,892
                                                ------------     ------------
TOTAL INCREASE IN NET ASSETS                     140,552,486      144,833,931

NET ASSETS:
  Beginning of year                              349,156,908      204,322,977
                                                ------------     ------------
  End of year                                   $489,709,394     $349,156,908
                                                ------------     ------------
                                                ------------     ------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING FOR THE FUND THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS. IT SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES THERETO.

                                   FOR THE PERIOD                                                                   FOR THE PERIOD
                                    SEPTEMBER 21,                                                                    SEPTEMBER 21,
                                     1999++<F11>        FOR THE          FOR THE        FOR THE        FOR THE       1995+<F10>
                                       THROUGH         YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED        THROUGH
                                     AUGUST 31,        AUGUST 31,      AUGUST 31,     AUGUST 31,     AUGUST 31,      AUGUST 31,
                                        2000              2000            1999           1998           1997            1996
                                   --------------    --------------    ----------     ----------     ----------     --------------
                                    ADVISER CLASS    CLASS C++<F11>
                                   --------------    --------------
NET ASSET VALUE -
  BEGINNING OF PERIOD                 $17.48            $17.43          $10.88         $14.79         $11.21          $10.00
                                      ------            ------          ------         ------         ------          ------
INVESTMENT OPERATIONS:
   Net investment
     income (loss)                     0.051<F14>        (0.07)1<F14>    (0.11)1<F14>   (0.06)1<F14>   (0.05)          (0.07)
   Net realized and
     unrealized gain
     (loss) on investments              3.10              3.15            7.31          (0.95)          4.66            1.29
                                      ------            ------          ------         ------         ------          ------
       Total from investment
         operations                     3.15              3.08            7.20          (1.01)          4.61            1.22
                                      ------            ------          ------         ------         ------          ------
DISTRIBUTIONS FROM
  NET REALIZED GAIN
  ON INVESTMENTS                       (3.74)            (3.74)          (0.65)         (2.90)         (1.03)          (0.01)
                                      ------            ------          ------         ------         ------          ------

NET ASSET VALUE -
  END OF PERIOD                       $16.89            $16.77          $17.43         $10.88         $14.79          $11.21
                                      ------            ------          ------         ------         ------          ------
                                      ------            ------          ------         ------         ------          ------

TOTAL RETURN:+++<F12>                 25.17%            24.64%          67.99%        (9.33)%         43.61%          12.22%

Ratios (to average net assets)/
  Supplemental Data:
   Expenses2<F15>                      1.45%*<F13>       2.20%           2.19%          2.25%          2.38%           2.43%*<F13>
   Net investment
     income (loss)                     0.34%*<F13>     (0.44)%         (0.74)%        (0.39)%        (0.45)%         (0.68)%*<F13>
   Interest expense and
     dividends on short
     positions                         0.00%*<F13>       0.00%           0.10%          0.00%             --              --
Portfolio turnover rate3<F16>        158.44%           158.44%         179.33%        187.44%        164.92%         139.77%*<F13>
Net assets at end of
  period (000 omitted)               $24,058          $465,652        $349,157       $204,323       $175,602        $109,005

  +<F10>   Commencement of Operations.
 ++<F11> On September 1, 1999 the Adviser Class Shares went effective and the existing class of shares was designated Class C Shares. The Adviser Class first received assets on September 21, 1999.
+++<F12> Total returns do not reflect any deferred sales charge. The total returns for the periods ending August 31, 1996 and August 31, 2000 have not been annualized.
  *<F13>   Annualized.
  1<F14> Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
  2<F15> The expense ratio excludes interest expense on equity swap contracts and dividends on short positions. The ratio including interest expense on equity swap contracts and dividends on short positions for the period ended August 31, 1999 was 2.29%.
  3<F16> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1. DESCRIPTION OF THE FUND. The Olstein Financial Alert Fund (the "Fund") is the first series of The Olstein Funds (the "Trust"), a Delaware business trust organized on March 31, 1995. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The primary investment objective of the Fund is long-term capital appreciation with a secondary objective of income. The Fund commenced investment operations on September 21, 1995.

   The Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in
   Note 5. The Class C shares are subject to a contingent deferred sales charge ("CDSC") for redemptions made within 2 years of purchase, in accordance with the Fund's prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 5. The maximum CDSC is 2.50% of the original purchase price for Class C shares.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies of the Fund:

   Security Valuation. The Fund's securities, except short-term investments with remaining maturities of 60 days or less, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded. Lacking any sales, the security will be valued at the mean between the closing bid and ask price. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Fund's Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under the direction of the Board of Trustees.

   Federal Income Taxes. The Fund intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision has been provided.

   Distributions to Shareholders. Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are either temporary or permanent in nature. To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises. Generally, distributions are declared annually in December. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

   Deferred Organization Costs. Costs incurred by the Fund in connection with its organization, aggregating $125,396, have been deferred and are being amortized using the straight-line method over a five-year period beginning on the date that the Fund commenced operations. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption.

   Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

   Other. Investment security transactions are accounted for on a trade date basis. The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Investment income includes $138,209 of interest earned on receivables from brokers for proceeds on securities sold short.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES. During the year ended August 31, 2000, purchases and sales of investment securities (excluding securities sold short and short-term investments) aggregated as follows:

                         Purchases         $545,082,555
                         Sales              548,615,786

   The following balances for the Fund are as of August 31, 2000:

        Cost for        Net Tax Basis     Tax Basis Gross     Tax Basis Gross
     Federal Income       Unrealized         Unrealized          Unrealized
      Tax Purposes       Appreciation       Appreciation        Depreciation
     --------------     -------------     ---------------     ---------------
      $429,699,277       $52,268,690        $69,809,546        $(17,540,856)

   Short Sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions. The Fund limits the value of short positions to 25% of the Fund's net assets. At August 31, 2000, the Fund had 0.4% of its net assets in short positions.

   Equity Contracts. The Board of Trustees authorized the Fund to enter into an equity swap contract with a major broker/dealer which allowed the Fund to receive from the counterparty any appreciation and dividends paid on a basket of securities and pay the counterparty LIBOR rate plus 75 basis points based on the notional amount of the contract as well as any depreciation on the respective basket of securities.

   Upon termination of the contract on November 5, 1998, the Fund realized a gain of $9,212,494.

4. INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS. The Fund employs Olstein & Associates, L.P. ("Olstein & Associates" or the "Investment Manager") as the investment manager. Pursuant to an investment management agreement with the Fund, the Investment Manager selects investments and supervises the assets of the Fund in accordance with the investment objective, policies and restrictions of the Fund, subject to the supervision and direction of the Board of Trustees. For its services, the Investment Manager is paid a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended August 31, 2000, the Fund incurred investment management fees of $4,076,772.

   Certain trustees and officers of the Trust are also officers of the Trust's Investment Manager. Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

5. SERVICE AND DISTRIBUTION PLANS. Olstein & Associates (the "Distributor") has entered into a distribution and underwriting agreement with the Fund dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class), under which the Distributor acts as underwriter to engage in activities designed to assist the Fund in securing purchasers for its shares. The Fund has adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Amounts paid under the 12b-l Plans may compensate the Distributor or others for the activities in the promotion and distribution of the Fund's shares and for shareholder servicing. The total amount which the Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund's average daily net assets of Class C and Adviser Class shares. For the year ended August 31, 2000, fees accrued by the Fund pursuant to the 12b-1 Plans were $3,974,876 for Class C and $25,145 for Adviser Class Shares.

   During the year ended August 31, 2000, the Fund paid total brokerage commissions of $909,354 to affiliated broker dealers in connection with purchases and sales of investment securities.

6. FUND SHARES. At August 31, 2000, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized. The following table summarizes the activity in shares of each class of the Fund:

                                                      YEAR ENDED                              YEAR ENDED
                                                   AUGUST 31, 2000                         AUGUST 31, 1999
                                            -----------------------------           ------------------------------
                                                       CLASS C
                                               SHARES            AMOUNT                SHARES            AMOUNT
                                            -----------       -----------           -----------        -----------
   Shares sold                                4,415,311       $ 66,098,485           2,100,324        $ 32,590,279
   Shares issued to shareholders in
     reinvestment of distributions            5,797,480         73,338,117             881,266          11,755,899
   Shares redeemed                           (2,473,080)       (37,893,945)         (1,737,487)        (24,406,286)
                                             ----------       ------------          ----------        ------------
   Net increase                               7,739,711       $101,542,657           1,244,103        $ 19,939,892
                                                              ------------                            ------------
                                                              ------------                            ------------
   SHARES OUTSTANDING:
   Beginning of period                       20,027,816                             18,783,713
                                             ----------                             ----------
   End of period                             27,767,527                             20,027,816
                                             ----------                             ----------
                                             ----------                             ----------

                                                   FOR THE PERIOD
                                              SEPTEMBER 21, 1999+<F17>
                                                       THROUGH
                                                   AUGUST 31, 2000
                                           ------------------------------
                                                    ADVISER CLASS
                                               SHARES           AMOUNT
                                            ------------     ------------
   Shares sold                                1,497,403      $ 22,682,932
   Shares issued to shareholders in
     reinvestment of distributions                4,865            61,597
   Shares redeemed                              (77,993)       (1,202,192)
                                              ---------      ------------
   Net increase                               1,424,275      $ 21,542,337
                                                             ------------
                                                             ------------

   SHARES OUTSTANDING:
   Beginning of period                               --
                                              ---------
   End of period                              1,424,275
                                              ---------
                                              ---------
   Total Net Increase                                        $123,084,994
                                                             ------------
                                                             ------------

+<F17>   Commencement of Operations.

Report of Independent Auditors

To the Shareholders and Trustees of The Olstein Financial Alert Fund:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and securities sold short, of The Olstein Financial Alert Fund as of August 31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned and securities sold short, as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Olstein Financial Alert Fund at August 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                              /s/Ernst & Young LLP

Milwaukee, Wisconsin
September 29, 2000

Tax Information

In early 2000, shareholders received information regarding all distributions paid to them by the Fund during the fiscal year ended August 31, 2000. The Fund hereby designates $13,785,360 as a long-term capital gain distribution taxed at 20%.

                                    TRUSTEES
                                    --------
                          Robert A. Olstein, Chairman
                                Neil C. Klarfeld
                                 Fred W. Lange
                                   John Lohr
                               D. Michael Murray
                                Erik K. Olstein
                                Lawrence K. Wein

                               INVESTMENT MANAGER
                               ------------------
                           Olstein & Associates, L.P.
                             4 Manhattanville Road
                            Purchase, New York 10577

                                  DISTRIBUTOR
                                  -----------
                           Olstein & Associates, L.P.

                         ADMINISTRATOR, TRANSFER AGENT,
                            DIVIDEND PAYING AGENT &
                          SHAREHOLDER SERVICING AGENT
                          ---------------------------
                       Firstar Mutual Fund Services, LLC
                            615 East Michigan Street
                                  P.O. Box 701
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                   ---------
                               Firstar Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                                 -------------
                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS
                              --------------------
                               Ernst & Young LLP
                            111 East Kilbourn Avenue
                              Milwaukee, WI 53202

   This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

                          TOLL FREE TELEPHONE NUMBER:
                                 (800) 799-2113